UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1001 Research Park Blvd., Suite 100

Charlottesville, VA 22911

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 6, 2021, Adial Pharmaceuticals, Inc. (the “Company”) issued a press release providing an update regarding its landmark ONWARD™ pivotal Phase 3 clinical trial (the “Trial”) investigating the Company’s lead drug candidate, AD04, as a therapeutic agent for the treatment of Alcohol Use Disorder (AUD) in persons with certain target genotypes related to the serotonin transporter and receptor.

A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

The information in this Item 7.01, and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 – Other Events.

On July 6, 2021, the Company issued a press release (the “Press Release”) providing an update regarding its landmark ONWARD™ pivotal Phase 3 clinical trial (the “Trial”) investigating the Company’s lead drug candidate, AD04, as a therapeutic agent for the treatment of Alcohol Use Disorder (AUD) in persons with certain target genotypes related to the serotonin transporter and receptor. The information in the Press Release included the following:

●	100% of the number of patients expected to fully enroll have been screened

o	1254 subjects have been screened which represents 100% of anticipated subjects required to be screened based on the Trial’s historical screening-to-enrollment rates

●	90% of the number of patients projected for full enrollment have been enrolled

o	261 of 290 (90%) subjects expected to be enrolled in ONWARD have been enrolled

●	33% of evaluated patients tested positive for the AD04-associated genotype

●	AD04 appears to be well-tolerated

o	While the Trial is still blinded so that it is not known which patients are taking AD04 or placebo, the vast majority of adverse events reported across all study subjects are mild in intensity

o	Additionally, no study drug-related serious adverse events have been observed to date

●	Study retention rate of 84%

●	Projected timeline for the provision of Trial data in the first quarter of 2022

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Adial Pharmaceuticals, Inc., dated July 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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